ADVANCES TO SUPPLIERS, NET	6 Months Ended
Mar. 31, 2022
Advances To Suppliers Net
ADVANCES TO SUPPLIERS, NET

NOTE 6 –ADVANCES TO SUPPLIERS, NET

Advances to suppliers, net, consist of the following:

	March 31, 2022	September 30, 2021
	(Unaudited)
Advances to suppliers for inventory raw materials	$3,187,116	$4,094,312
Less: allowance for doubtful accounts	-	-
Advances to suppliers, net	$3,187,116	$4,094,312

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 –ADVANCES TO SUPPLIERS, NET (continued)

September 30, 2021 advance to supplier balance has been fully realized by January 2022. For the balance as of March 31, 2022, approximately $3.0 million or 92.6% of advances to suppliers for inventory raw materials balances has been realized when the Company received the purchased inventory raw materials from suppliers, and the remaining balance is expected to be realized in July 2022.